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                                                                   EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT


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                                                                                    STATE OF INCORPORATION
                                                                                   OR FOREIGN JURISDICTION
                                                                                        OF ORIGINATION
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
PRG-Schultz Australia, Inc.                                                                Georgia
     Cost Recovery Professional PTY LTD                                                   Australia
     Profit Recovery Professional PTY LTD                                                 Australia
The Profit Recovery Group Belgium, Inc.                                                    Georgia
PRG-Schultz Canada, Inc.                                                                   Georgia
     PRG-Schultz Canada Corp.                                                               Canada
The Profit Recovery Group Germany, Inc.                                                    Georgia
     PRG-Schultz (Deutschland) Gmbh                                                        Germany
PRG-Schultz France, Inc.                                                                   Georgia
The Profit Recovery Group Mexico, Inc.                                                     Georgia
     The Profit Recovery Group Holdings Mexico, S de RL de CV                               Mexico
           The Profit Recovery Group Servicios Mexico, S de RL de CV                        Mexico
           The Profit Recovery Group de Mexico, S de RL de CV                               Mexico
PRG-Schultz USA, Inc.                                                                      Georgia
     PRGRS, Inc.                                                                           Delaware
           PRGLS, Inc.                                                                     Delaware
The Profit Recovery Group Netherlands, Inc.                                                Georgia
     PRG-Schultz Nederland, B.V.                                                         Netherlands
The Profit Recovery Group New Zealand, Inc.                                                Georgia
The Profit Recovery Group Asia, Inc.                                                       Georgia
     PRG-Schultz International PTE LTD                                                    Singapore
           PRG-Schultz Suzhou' Co. Ltd                                                      China
The Profit Recovery Group South Africa, Inc.                                               Georgia
The Profit Recovery Group Switzerland, Inc.                                                Georgia
PRG International, Inc.                                                                    Georgia
     PRGFS, Inc.                                                                           Delaware
The Profit Recovery Group Italy, Inc.                                                      Georgia
     PRG-Schultz Italia SRL                                                                 Italy
The Profit Recovery Group Spain, Inc.                                                      Georgia
     PRG-Schultz Espana, S.A.                                                               Spain
PRG  Holding Co. (France) No. 1, LLC                                                       Delaware
PRG Holding Co. (France) No. 2, LLC                                                        Delaware
PRG-Schultz Japan, Inc.                                                                    Georgia
PRG-Schultz Puerto Rico, Inc.                                                              Georgia
     PRG-Schultz Puerto Rico                                                             Puerto Rico
The Profit Recovery Group Costa Rica, Inc.                                                 Georgia
PRG USA, Inc.                                                                              Georgia
PRG-Schultz Norway, Inc.                                                                   Georgia
The Profit Recovery Group Portugal, Inc.                                                   Georgia
PRG International CR s.r.o.                                                             Czech Republic
PRG-Schultz Colombia Ltda                                                                  Colombia
PRG-Schultz Svenska A.B.                                                                    Sweden
PRG-Schultz Venezuela S.R.L.                                                              Venezuela
HS&A Acquisition UK, Inc.                                                                   Texas
     Tamebond Limited                                                                   United Kingdom
           J&G Associates Limited                                                       United Kingdom
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
           PRG-Schultz UK, Ltd.                                                         United Kingdom
Howard Schultz & Associates (Asia) Limited                                                Hong Kong
HS&A International PTE LTD                                                                Singapore
PRG-Schultz (Thailand) Co., Limited                                                        Thailand
Howard Schultz de Mexico, S.A. de C.V.                                                      Mexico
PRG-Schultz Insurance Limited                                                              Bermuda
Profit Recovery Brasil Ltda                                                                 Brazil
The Profit Recovery Group Argentina, S.A.                                                 Argentina
Meridian Corporation Limited                                                                Jersey
     JA Ewing, Inc.                                                                        New York
     Meridian VAT Reclaim Operations Limited                                               Ireland
           Meridian VAT Processing (N. America) Limited                                    Ireland
                  Meridian VAT Reclaim, Inc.                                               Delaware
                  Meridian VAT Reclaim Canada, Inc.                                         Canada
           Meridian VAT Processing (International) Limited                                 Ireland
                  Meridian Sverige                                                          Sweden
                  Meridian VAT Reclaim Services Limited                                 United Kingdom
                  Meridian VAT Reclaim France, S.A.R.L.                                     France
                  Meridian VAT Reclaim Hong Kong Limited                                  Hong Kong
                  Meridian VAT Reclaim (Pty) Limited                                     South Africa
                        VATClaim International (Pty) Limited                             South Africa
                  Meridian VAT Reclaim (India) Private Limited                              India
                  Meridian VAT Reclaim (UK) Limited                                     United Kingdom
                        VAT Claim International (UK) Limited                            United Kingdom
                        Meridian VAT Reclaim (Australia PTY) Limited                      Australia
                  Meridian VAT Reclaim (Schweiz) AG                                      Switzerland
                  Meridian, Inc.                                                            Japan
                        Meridian VAT Reclaim Korea Company Limited                          Korea
                  Meridian VAT Reclaim GmbH                                                Germany
           Meridian VAT Processing (Japan) Limited                                         Ireland
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